UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2024 (May 14, 2024)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Common Stock, $.01 Par Value	COP	New York Stock Exchange

7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ConocoPhillips (the “Company”) held its annual meeting of stockholders on May 14, 2024.  As of the record date for the annual meeting, there were a total of 1,171,101,335 shares outstanding and entitled to vote. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 12 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Dennis V. Arriola	913,836,324	11,406,883	1,097,023	108,813,070
Gay Huey Evans CBE	886,229,633	38,778,790	1,331,807	108,813,070
Jeffrey A. Joerres	877,172,387	48,056,570	1,111,273	108,813,070
Ryan M. Lance	891,273,836	34,059,635	1,006,759	108,813,070
Timothy A. Leach	909,030,925	16,221,876	1,087,429	108,813,070
William H. McRaven	904,384,011	20,866,720	1,089,499	108,813,070
Sharmila Mulligan	908,974,689	16,308,396	1,057,145	108,813,070
Eric D. Mullins	880,655,340	43,839,717	1,845,173	108,813,070
Arjun N. Murti	906,194,887	18,978,522	1,166,821	108,813,070
Robert A. Niblock	750,128,354	175,088,341	1,123,535	108,813,070
David T. Seaton	881,822,638	41,719,128	2,798,464	108,813,070
R.A. Walker	896,941,554	28,113,105	1,285,571	108,813,070

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	987,160,666	46,876,919	1,115,715	-

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory vote on the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Vote on the Compensation of our Named Executive Officers	886,492,959	37,485,385	2,361,886	108,813,070

STOCKHOLDER PROPOSAL – SIMPLE MAJORITY VOTE

A stockholder proposal for the Company to eliminate any voting requirement in our Charter and By-Laws that calls for a greater than simple majority vote and replace it with a simple majority vote standard was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Simple Majority Vote	915,329,843	9,486,727	1,523,660	108,813,070

STOCKHOLDER PROPOSAL – REVISIT PAY INCENTIVES FOR GHG EMISSION REDUCTIONS

A stockholder proposal for our Board of Directors’ Human Resources and Compensation Committee to revisit its pay incentives for executive pay and consider eliminating greenhouse gas reduction targets from compensation was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Revisit Pay Incentives for GHG Emission Reductions	7,042,896	914,163,512	5,133,822	108,813,070

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
May 16, 2024	Kelly B. Rose
Senior Vice President, Legal,
General Counsel and Corporate Secretary